JP Morgan Healthcare Conference January 2017 Scott P. Anderson Chairman, President and CEO, Patterson Companies Exhibit 99

SAFE HARBOR STATEMENT This presentation contains certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are information of a non-historical nature and are subject to risks and uncertainties that are beyond Patterson's ability to control. Forward-looking statements generally can be identified by words such as "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of Patterson or the price of Patterson stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the other risks and important factors contained and identified in Patterson's filings with the Securities and Exchange Commission, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements. Any forward-looking statement in this presentation speaks only as of the date on which it is made. Except to the extent required under the federal securities laws, Patterson does not intend to update or revise the forward-looking statements.

POSITIONED FOR PROFITABLE GROWTH Large, stable markets Strong growth catalysts Refined market focus, more synergistic business segments Strategic vendor partnerships, industry-leading technology Best-in-class service and after-sales support Enhanced ability to generate cash, drive shareholder value

Connecting EXPERTISE to INSPIRED IDEAS, products and services Creating a RELEVANT, MEMORABLE DIFFERENCE in the lives of our clients and their customers PURPOSE

~ 40% Market Share: US Production Animal ~ 25% Market Share: US Companion Animal ~ 40% Market Share: UK Animal Health 47% of Revenues ~ 33% Market Share: North America Dental TWO MARKET LEADING BUSINESSES DENTAL 53% of Revenues ANIMAL HEALTH

SHARED MARKET CHARACTERISTICS Dental Animal Health Evolving Customer Base Desire for Innovation and Technology Need for Business Support Services Distributor Supplies Small Percentage of Total Customer Spend

SHARED OPERATIONAL CHARACTERISTICS PRIVATE PRACTICE OWNERS (both segments) Entrepreneurial spirit Minimal back office support Our sales force serves as business partner High importance on value added services LARGE GROUP / EQUITY OWNERS (both segments) Driven to improve efficiency Need for business data/analytics Desire value-added offerings Value customized logistics Small Vet Clinics Private Practice Dentists Small Livestock Producers Large Vet Clinics Large Dental Groups Large Livestock Producers

FOCUSED POSITION TO MEET THEIR NEEDS PRIVATE PRACTICE OWNERS (both segments) Specialized sales force Technology expertise After sales training and support E-commerce platform Decentralized structure Excellence in logistics LARGE GROUP / EQUITY OWNERS (both segments) Small Vet Clinics Private Practice Dentists Small Livestock Producers Large Vet Clinics Large Dental Groups Large Livestock Producers

EXCELLENCE IN LOGISTICS MORE THAN 1,400 ASSOCIATES 2.6 MILLION TOTAL SQUARE FEET 23,000 ORDERS PER DAY 79 FACILITIES 500 FLEET AND LTL DELIVERIES DAILY 96% OF CUSTOMER BASE SERVICED WITH ONE-DAY GROUND MORE THAN 43,000 PACKAGES SHIPPED DAILY

ERP IMPLEMENTATION UPDATE System “stabilized” quickly after Pilot 9 locations operational Centralized returns for SAP branches Branches now embracing cutover with distribution centers COMPLETED FY17 Q2 FY18 2H FY19 25% increase in order filling productivity Pick-to-box significantly reduces packing time and shipping costs Improved visibility into customer ordering details and patterns Demand forecasting tools Inventory rationalization and optimization Supplier integration Comprehensive business intelligence and data analysis KEY ACCOMPLISHMENTS CURRENT BENEFITS FUTURE CAPABILITIES PILOT AND STABILIZATION IMPLEMENTATION AND DEPLOYMENT IMPLEMENTATION COMPLETE REALIZING EFFICIENCIES

PATTERSON DENTAL TODAY $2.5B ANNUAL REVENUE FISCAL 2016 Patterson Dental provides differentiated products, services and solutions – partnering with all oral health professionals, creating an improved patient experience and practice lifestyle. $2.5B DENTAL SALES 56% Consumables 33% Equipment and Technology 11% Technical Service and Other

STRONG NORTH AMERICAN DENTAL OPPORTUNITY Large, stable market with promising demographic trends Dental practice design evolving to address the needs of today’s consumer Digital technology transforming dental practices – as technology expands, we become more valuable through: Innovative digital technology offerings Industry’s most extensive digital training capabilities Unmatched integrated technical service and support infrastructure Permanent extension of Section 179 tax benefits for capital investments

850+ territory reps 80+ CEREC specialists 150+ equipment specialists 400+ support people at Patterson Technology Center 900+ service techs 16 training facilities 100+ implementation specialists 300+ certified clinical trainers PARTNER OF CHOICE Best-in-class North American sales, training and technical support

PATTERSON DENTAL – FOCUSED ON GROWTH OUR PRIMARY GROWTH DRIVERS Mid Market and DSO penetration Adoption of digital workflow Core equipment innovation and facility transformation Technical service and training support expansion

PATTERSON DENTAL – LOOKING AHEAD Grow market share (private practices, group/corporate practices, dental specialists) Expand leadership in digital technology platforms Leverage service training and support infrastructure Complete ERP initiative to leverage efficiency and market opportunities Grow through organic expansion and targeted acquisitions STRATEGIC PRIORITIES

PATTERSON ANIMAL HEALTH TODAY $2.9B ANNUAL REVENUE FISCAL 2016 A leading distributor of products, services and technologies to both the production and companion animal health markets in North America and the U.K. $2.9B 54% Companion 16% Beef 12% Dairy 10% Swine 8% Other ANIMAL HEALTH SALES

Est. expenditures by pet owners in 2014, up from $41B in 2007 (APPA) $59B PET EXPENDITURES U.S. households that own a pet, compared to 56% in 1988 (APPA) 68% PET OWNERSHIP COMPELLING GROWTH CATALYSTS IN COMPANION ANIMAL

COMPELLING GROWTH CATALYSTS Global production animal health market projected CAGR of 5% 100% expansion in animal protein production needed to support trends Today 2050 7.0B 9.0B Global Population Today 2050 1.8B 4.8B Global Middle Class IN PRODUCTION ANIMAL 2 billion increase Nearly tripling in size

PATTERSON ANIMAL HEALTH AS A SINGLE PLATFORM Broad coverage in all species Market leader in beef, dairy, swine and dealer markets across multiple product categories Strong long-term relationships with diversified customer base Deep product portfolio and value-added services Significant revenue and operating synergies

LARGEST ANIMAL HEALTH DISTRIBUTOR IN THE U.S. CY 2015 Patterson Animal Health Market Share by Species (Production and Companion) CY 2015 Patterson Animal Health Market Share by Product (Production and Companion) 50% 25% 0% 0 50% 25% 0% 37% Antibiotics Hormones Vaccines Pharma Others Anti-Parasitics 43% 35% 29% 22% 28% 36% 50% 25% 0% 0 Overall Share

STRATEGIC PRIORITIES Leverage increased benefits and scale efficiencies with customers and industry partners Increase market penetration with integrated platform Expand private label, proprietary product lines Grow through organic expansion and targeted acquisitions Promote technology and service offerings ANIMAL HEALTH

JP Morgan Healthcare Conference January 2017 Ann B. Gugino EVP and CFO, Patterson Companies

FINANCIAL PLATFORM STRENGTHS Disciplined investments for future growth and efficiency Strong, stable cash flow to fund capital allocation strategy Conservative, well-capitalized balance sheet Multi-pronged capital allocation strategy Financial flexibility

ON NOVEMBER 22, 2016 PATTERSON PROVIDED FY17 ADJUSTED EPS GUIDANCE of $2.25–$2.35

BRIDGE TO REVISED GUIDANCE



$2.65
$2.30

- ~ Half Dental
  - Consumable market softness
  - Change in Sirona relationship
- ~ Half Animal Health
  - Branded pharma

2H FOCUS AREAS

- Sales execution
- Cost management
- Contract discussions
- Working capital improvement
- Additional synergy capture

24

FY17 GAAP to Non-GAAP Reconciliation GUIDANCE ASSUMPTIONS Continuing operations as well as completed or previously announced acquisitions. Excludes new acquisitions. North American and international market conditions similar to first half of FY 2017. Excludes transaction-related costs, integration and business restructuring expenses and deal amortization or impairment and material restructurings beyond those previously disclosed. Includes a $25 million step up in operating expense associated with ERP implementation. FY17 GUIDANCE AS OF 11/22/16 GAAP earnings for fiscal 2017: $1.65 to $1.75 per diluted share Non-GAAP adjusted earnings guidance excludes the after-tax impact of: Deal amortization expense of approximately: $0.28 per diluted share Non-cash impairment charges of approximately: $0.23 per diluted share Integration and business restructuring expenses of approximately: $0.06 per diluted share Transaction-related costs of approximately: $0.03 per diluted share Non-GAAP adjusted earnings for fiscal 2017: $2.25 to $2.35 per diluted share

FY17 and FY18 EPS headwinds SAP implementation, Sirona relationship change, Animal Heath margins Executional focus Distribution efficiencies Focus on procurement Working capital reduction Expense management Synergy capture in Animal Health Optimizing capital structure Liquidity flexibility to return additional cash to shareholders Leverage profile can comfortably range from 2.5x–3.0x EBITDA Committed to growing dividend Current dividend yield of 2.4%

FY19 and Beyond EPS adjusted growth of 8-10% Realizing benefits of ERP across entire workflow Strong free cash flow and greater conversion of net income to cash Drive additional strategies to unlock shareholder value

$1.3B Expectation for free cash flow over next 5 years CAPITAL ALLOCATION PRIORITIES Investing for growth – organic and acquisition opportunities Repurchasing shares Growing the dividend FREE CASH FLOW* ($M) *Free Cash Flow is defined as Operating Cash Flow less Cap Ex

91 200 82 48 96 86 43 179 55 362 50 97 Share Repurchases Dividends CASH RETURNED TO SHAREHOLDERS ($M)

AGGRESSIVE, YET REALISTIC ORGANIC TARGETS 85% - 100% 5-YEAR FINANCIAL OBJECTIVES 2017-2021

POSITIONED FOR PROFITABLE GROWTH Large, stable markets Strong growth catalysts Refined market focus, more synergistic business segments Strategic vendor partnerships, industry-leading technology Best-in-class service and after-sales support Enhanced ability to generate cash, drive shareholder value

STRONG FOUNDATION BOLD FUTURE